ABSOLUTE ASIA DYNAMIC EQUITY FUND

Supplement dated December 18, 2012 to the Absolute Asia Dynamic Equity Fund Class A, C and

Y Prospectus, dated May 1, 2012, as may be revised and supplemented from time to time.

On December 18, 2012, the Absolute Asia Dynamic Equity Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.

ABSOLUTE ASIA DYNAMIC EQUITY FUND

Supplement dated December 18, 2012 to the Absolute Asia Dynamic Equity Fund Statement of

Additional Information, dated May 1, 2012, as may be revised and supplemented from time to time.

On December 18, 2012, the Absolute Asia Dynamic Equity Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.